Fees Summary	May 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,491,710,000.00
Previously Paid Amount	0.00
Total Fee Amount	228,380.80
Total Offset Amount	0.00
Net Fee	$ 228,380.80
Final Prospectus	false